Exhibit 99.1

Execution Version

AMENDMENT NO. 5 TO AMENDED AND RESTATED CREDIT AGREEMENT

AMENDMENT NO. 5 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, dated as of March 9, 2015 (this “Amendment”) among GENERAL CABLE INDUSTRIES, INC., a Delaware corporation (the “U.S. Borrower”), GENERAL CABLE COMPANY LTD., a company organized under the laws of Nova Scotia (the “Canadian Borrower”), SILEC CABLE SAS, a French société par actions simplifiée (the “French Borrower”), NORDDEUTSCHE SEEKABELWERKE GMBH, a limited liability company (Gesellschaft mit beschränkter Haftung) existing under the laws of Germany (the “German Borrower”), GRUPO GENERAL CABLE SISTEMAS, S.L., a public limited liability company (formerly Grupo General Cable Sistemas, S.A., in process of conversion) organized under the laws of Spain (“Sistemas”), ECN CABLE GROUP, S.L., a limited liability company organized under the laws of Spain (“ECN” and, together with Sistemas, the “Spanish Borrowers” and each, a “Spanish Borrower”), GENERAL CABLE CORPORATION, a Delaware corporation (“Holdings”), the other Loan Parties party hereto, the Lenders party hereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent. Each capitalized term used herein and not defined herein shall have the meaning ascribed thereto in the Credit Agreement referred to below.

WITNESSETH

WHEREAS, the Borrowers, the Lenders, the Administrative Agent and certain other Persons are parties to that certain Amended and Restated Credit Agreement, dated as of September 6, 2013 (as amended by that certain Amendment No. 1 to Amended and Restated Credit Agreement, dated as of October 23, 2013, that certain Amendment No. 2 to Amended and Restated Credit Agreement, dated as of May 20, 2014, that certain Amendment No. 3 to Amended and Restated Credit Agreement and Limited Waiver No. 1, dated as of September 23, 2014, and that certain Amendment No. 4 to Amended and Restated Credit Agreement, dated as of October 28, 2014, and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrowers have requested that the Administrative Agent and the Lenders agree to amend the Credit Agreement as set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and without waiving any existing or future rights or remedies which the Administrative Agent, the European Administrative Agent and the Lenders may have against the Borrowers or the other Loan Parties, the Administrative Agent and the Lenders party hereto are willing to agree to so amend certain provisions of the Credit Agreement on the terms and subject to the conditions expressly set forth herein.

1. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Borrowers, the Lenders party hereto, the Issuing Banks, and the Administrative Agent each agree that the Credit Agreement shall be and hereby is amended as of the date hereof as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended as follows:

(i) The following new definition shall be added to Section 1.01 of the Credit Agreement in proper alphabetical order:

“Permitted Divestiture” means the sale of (a) 100% of the Equity Interests of a Domestic Subsidiary whose only assets are Equity Interests in a Foreign Subsidiary (not organized in Canada, France, Germany, Spain, or any other jurisdiction in which any Borrower is organized or incorporated), (b) 100% (or such lesser amount as is owned collectively by the Loan Parties and the Subsidiaries) of the Equity Interests of a Foreign Subsidiary (not organized in Canada, France, Germany, Spain, or any other jurisdiction in which any Borrower is organized or incorporated), or (c) or all or substantially all of the assets of a Foreign Subsidiary (not organized in Canada, France, Germany, Spain, or any other jurisdiction in which any Borrower is organized or incorporated), in each case, to a non-Affiliate, which sale meets the following requirements (i) no Cash Management Period, Default or Event of Default is continuing at the time of such sale (or would result therefrom), (ii) the Administrative Agent shall have received a copy of the documentation pursuant to which such sale is consummated, (iii) with respect to each sale (or series of related sales to the same or affiliated Persons) of assets having a fair market value in excess of $50,000,000, the Administrative Agent shall have received a certificate certifying as to pro forma compliance by the Loan Parties with the Fixed Charge Coverage Ratio test contained in Section 6.12, both before and after giving effect to such sale (regardless of whether a Covenant Trigger Period is then in effect), (iv) no Material Adverse Effect or violation of any applicable Requirement of Law shall result from such sale, (v) such sale and the application of proceeds thereof shall be made in full compliance with the Convertible Senior Note Documents, the Senior Unsecured Note Documents, and the Subordinated Convertible Note Documents (including all applicable requirements in respect of mandatory prepayments), and (vi) with respect to (A) each sale (or series of related sales to the same or affiliated Persons) of assets having a fair market value in excess of $50,000,000 and (B) each sale with respect to which the Loan Parties request any Agent to take any action (including pursuant to Section 9.02(c)) to release any Liens granted to such Agent by the Loan Parties on any Collateral (or to return any possessory Collateral), the Administrative Agent shall have received a certificate of a Financial Officer of the Borrower Representative, in form and substance reasonably satisfactory to the Administrative Agent, regarding the compliance of such sale to the requirements of this definition; provided, that in the event and on each occasion that any Net Proceeds are received by or on behalf of Holdings or any other Loan Party in respect of any Permitted Divestiture, the Borrowers shall, immediately after such Net Proceeds are received by Holdings or any other Loan Party, prepay the Obligations as set forth in Section 2.11(e) (but subject to the last sentence thereof) in an aggregate amount equal to 100% of such Net Proceeds to the extent such Obligations are then outstanding (regardless of whether any Cash Management Period is then in effect and without giving effect to any right to reinvest pursuant to the second sentence of Section 2.11(d)); provided, further, that the Borrowers shall not be obligated to cash collateralize outstanding LC Exposure to the extent such Net Proceeds exceed the other outstanding Obligations.

(b) The last sentence of Section 2.06(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrowers shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the aggregate LC Exposure shall not exceed the lesser of (A) $250,000,000 and (B) such lesser amount as may be agreed in writing from time to time between the Borrower Representative and the Administrative Agent, (ii) the

aggregate U.S. LC Exposure shall not exceed the lesser of (A) $142,500,000 and (B) such lesser amount as may be agreed in writing from time to time between the Borrower Representative and the Administrative Agent, (iii) the aggregate Canadian LC Exposure shall not exceed the lesser of (A) $32,500,000 and (B) such lesser amount as may be agreed in writing from time to time between the Borrower Representative and the Administrative Agent, (iv) the aggregate European LC Exposure shall not exceed the lesser of (A) $75,000,000 and (B) such lesser amount as may be agreed in writing from time to time between the Borrower Representative and the Administrative Agent, and (v) the Borrowers shall be in compliance with the Revolving Exposure Limitations.

(c) Section 6.05 of the Credit Agreement is hereby amended by:

(i) deleting the text “and” at the end of clause (k) thereof;

(ii) replacing the period appearing at the end of clause (l) thereof with the text “; and”

(iii) inserting the following clause (m) at the end thereof as follows:

“(m) Permitted Divestitures.”

2. Conditions to Effectiveness. The amendments to the Credit Agreement set forth in Section 1 shall become effective as of the date hereof upon:

(a) the Administrative Agent’s receipt of counterparts of this Amendment executed by each Borrower, each other Loan Party, the Administrative Agent, each Issuing Bank, and the Required Lenders;

(b) the Borrowers shall have delivered all customary agreements, certificates and other customary documents reasonably requested by the Administrative Agent in connection with this Amendment and the matters contemplated hereby;

(c) the Administrative Agent shall have received a certificate signed by a duly authorized officer of each Borrower to the effect that, before and after giving effect to this Amendment on the date hereof: (i) the representations and warranties contained in Article III of the Credit Agreement and each of the other Loan Documents are true and correct in all material respects on and as of the date of such certificate as though made on and as of each such date (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date), and that any representation or warranty which is subject to any materiality qualifier shall be required to be true and correct in all respects; and (ii) no Default or Event of Default has occurred and is continuing or would result after giving effect to this Amendment; and

(d) the Borrowers shall have paid to each Agent (i) for the benefit of the Lenders consenting to this Amendment (including JPMorgan Chase in its capacity as a Lender) (the “Consenting Lenders”), the Amendment Fee and (ii) such other fees or other amounts as may be then payable pursuant to any Loan Document.

3. Representations and Warranties of the Borrowers. Each Borrower represents and warrants to each Lender and the Administrative Agent as of the date hereof:

(a) Each Borrower has the legal power and authority to execute and deliver this Amendment and the officers of each Borrower executing this Amendment have been duly authorized to execute and deliver the same and bind such Borrower with respect to the provisions hereof.

(b) This Amendment has been duly executed and delivered by each Loan Party that is a party hereto.

(c) This Amendment and the Credit Agreement as modified hereby (the “Amended Agreement”) each constitutes the legal, valid and binding obligations of each Borrower and each other Loan Party, enforceable against it in accordance with their terms (except as enforceability may be limited by bankruptcy, insolvency, reorganization, examinership, moratorium or similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law).

(d) The execution and delivery by each Loan Party of this Amendment, the performance by each Loan Party of its obligations under the Amended Agreement and under the other Loan Documents to which they are parties and the consummation of the transactions contemplated by the Amended Agreement and the other Loan Documents: (i) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except for filings necessary to perfect Liens created pursuant to the Loan Documents, (ii) will not violate any material Requirement of Law applicable to any Loan Party or any of its Subsidiaries, (iii) will not violate or result in a default under any material indenture, agreement or other instrument binding upon any Loan Party or any of its Subsidiaries or the assets of any Loan Party or any of its Subsidiaries, or give rise to a right thereunder to require any payment to be made by any Loan Party or any of its Subsidiaries, (iv) will not contravene the terms of any certificates of incorporation, by-laws or other organizational or governing documents of any Loan Party, and (v) will not result in the creation or imposition of any Lien on any asset of any Loan Party or any of its Subsidiaries, except Liens created pursuant to the Loan Documents and Permitted Liens.

(e) Each Borrower and each other Loan Party hereby reaffirms all covenants, representations and warranties made by it in the Credit Agreement and the other Loan Documents and agrees and confirms that all such representations and warranties are true and correct in all material respects as of the date of this Amendment (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date), and that any representation or warranty which is subject to any materiality qualifier is true and correct in all respects.

(f) Each Borrower has caused to be conducted a thorough review of the terms of this Amendment, the Credit Agreement and the other Loan Documents and each Borrower’s and its Subsidiaries’ operations since the Effective Date and, as of the date hereof and after giving effect to the terms hereof, no Default or Event of Default has occurred and is continuing.

4. Reference to and Effect on the Credit Agreement.

(a) On and after the effective date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement as modified by Section 1 above.

(b) Except as specifically waived or modified above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, unless and except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent, the European Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5. Costs and Expenses; Amendment Fee.

(a) Each Borrower agrees to pay all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in connection with the syndication and distribution (including, without limitation, via the internet or through a service such as Intralinks) of the credit facilities provided for herein and in the Credit Agreement as amended hereby, and in connection with the preparation, arrangement, execution and enforcement of this Amendment and all other instruments, agreements and other documents executed in connection herewith.

(b) The U.S. Borrower agrees to pay, on the date hereof, to JPMorgan Chase for the benefit of the Consenting Lenders (including JPMorgan Chase in its capacity as a Lender) having Revolving Commitments on the date hereof, an amendment fee (the “Amendment Fee”) equal to 0.05% of the aggregate principal amount of the Revolving Commitments on the date hereof, based on Revolving Commitment level, and payable based on the Revolving Commitment Schedule in effect on the date hereof.

6. Governing Law. ANY DISPUTE BETWEEN ANY LOAN PARTY AND ANY OTHER PARTY HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS AMENDMENT, THE CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

8. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. A facsimile signature page hereto sent to the Administrative Agent or the Administrative Agent’s counsel shall be effective as a counterpart signature provided each party executing such a facsimile counterpart agrees, if requested, to deliver originals thereof to the Administrative Agent.

9. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Amendment, the Credit Agreement and the other Loan Documents. In the event an ambiguity or question of intent or interpretation arises, this Amendment, the Credit Agreement and the other Loan Documents shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Amendment, the Credit Agreement or any of the other Loan Documents.

10. Amendment Constitutes Loan Document. This Amendment shall constitute a “Loan Document” for purposes of the Credit Agreement and the other Loan Documents.

11. Reaffirmation of Liens and Guaranties.

(a) Acknowledgment. Each Loan Guarantor hereby (i) acknowledges receipt of a copy this Amendment and (ii) consents to the amendment of the Credit Agreement effected hereby. Each Loan Guarantor acknowledges and agrees that any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of the Amendment.

(b) Reaffirmation of Liens. Each of the Loan Parties hereby ratifies, confirms and reaffirms the grant by it of the Liens and security interests in Collateral in which it has rights pursuant to the terms of, and its obligations and agreements under, the Collateral Documents, confirms that this Amendment does not constitute a novation, payment and reborrowing or termination of the Secured Obligations under the Credit Agreement and the other Loan Documents as in effect prior to the date hereof and confirms that all such Collateral will continue to secure the payment and performance of all Secured Obligations purported to be secured thereby (including any amount payable under the Credit Agreement as amended by this Amendment).

(c) Reaffirmation of Guaranties. Without limiting or qualifying the foregoing, each of the Loan Guarantors hereby ratifies, confirms and reaffirms its obligations and agreements under Article X of the Credit Agreement and each other Loan Guaranty.

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

GENERAL CABLE INDUSTRIES, INC.,
as the U.S. Borrower

By	/s/ Brian J. Robinson
	Name:	Brian J. Robinson
	Title:	Executive VP & CFO

GENERAL CABLE COMPANY LTD., as the Canadian Borrower

By	/s/ Brian J. Robinson
	Name:	Brian J. Robinson
	Title:	Executive VP & CFO

SILEC CABLE SAS,
as the French Borrower

By	/s/ Robert Kenny
	Name:	Robert Kenny
	Title:	President and CEO

NORDDEUTSCHE SEEKABELWERKE GMBH, as the German Borrower

By	/s/ Dr. Günther Schöffner
	Name:	Dr. Günther Schöffner
	Title:	CEO

GRUPO GENERAL CABLE SISTEMAS, S.L., as a Spanish Borrower

By	/s/ Robert Kenny
	Name:	Robert Kenny
	Title:	President and CEO

By	/s/ Bradley Fry
	Name:	Bradley Fry
	Title:	CFO

ECN CABLE GROUP, S.L., as a Spanish Borrower

By	/s/ Robert Kenny
	Name:	Robert Kenny
	Title:	President and CEO

By	/s/ Bradley Fry
	Name:	Bradley Fry
	Title:	CFO

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent

By	/s/ Mac A. Banas
	Name:	Mac A. Banas
	Title:	Authorized Officer

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH

By	/s/ Auggie Marchetti
	Name:	Auggie Marchetti
	Title:	Authorized Officer

J.P. MORGAN EUROPE LIMITED, as European Administrative Agent and European Issuing Bank

By	/s/ Tim Jacob
	Name:	Tim Jacob
	Title:	Senior Vice President

J.P. MORGAN SECURITIES PLC, as Tranche B Swingline Lender

By	/s/ Tim Jacob
	Name:	Tim Jacob
	Title:	Senior Vice President

BANK OF AMERICA, N.A.

By	/s/ Monirah J. Masud
	Name:	Monirah J. Masud
	Title:	Senior Vice President

BANK OF AMERICA, N.A. (acting through its Canada branch)

By	/s/ Sylwia Durkiewicz
	Name:	Sylwia Durkiewicz
	Title:	Vice President

BANK OF AMERICA MERRILL LYNCH INTERNATIONAL LIMITED

By	/s/ Mark Harrison
	Name:	Mark Harrison
	Title:	Vice President

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By	/s/ Blake Wright
	Name:	Blake Wright
	Title:	Managing Director

By	/s/ James Austin
	Name:	James Austin
	Title:	Vice President

WELLS FARGO BANK, N.A.

By	/s/ Kevin S. Fong
	Name:	Kevin S. Fong
	Title:	Authorized Signatory

WELLS FARGO CAPITAL FINANCE CORPORATION CANADA

By	/s/ David G. Phillips
	Name:	David G. Phillips
	Title:	Senior Vice President Credit Officer, Canada

WELLS FARGO BANK INTERNATIONAL

By	/s/ Andrew Kyle
	Name:	Andrew Kyle
	Title:	Chief Financial Officer

By	/s/ Ethna Masterson
	Name:	Ethna Masterson
	Title:	Chief Risk Officer

KEYBANK NATIONAL ASSOCIATION

By	/s/ Rufus S. Dowe, III
	Name:	Rufus S. Dowe, III
	Title:	Vice President

Deutsche Bank AG New York Branch

By	/s/ Kirk L. Tashjian
	Name:	Kirk L. Tashjian
	Title:	Director

By	/s/ Peter Cucchiara
	Name:	Peter Cucchiara
	Title:	Vice President

Deutsche Bank AG London Branch

By	/s/ Ray Dukes
	Name:	Ray Dukes
	Title:	Vice President

By	/s/ Jeremy Selway
	Name:	Jeremy Selway
	Title:	Managing Director, Deutsche Bank

PNC BANK, NATIONAL ASSOCIATION

By	/s/ Jeffrey P. Fisher
	Name:	Jeffrey P. Fisher
	Title:	Vice President

PNC BANK CANADA BRANCH

By	/s/ Caroline Stade
	Name:	Caroline Stade
	Title:	Senior Vice President

STANDARD CHARTERED BANK

By	/s/ David J. Foster
	Name:	David J. Foster
	Title:	Director

By	/s/ Hsing H. Huang
	Name:	Hsing H. Huang
	Title:	Associate Director, Standard Chartered Bank NY

HSBC Bank USA, N.A. as a Lender

By	/s/ Joseph D. Donovan
	Name:	Joseph D. Donovan
	Title:	Vice President

Branch Banking and Trust Company, a North Carolina Banking Corporation

By	/s/ Ryan T. Hamilton
	Name:	Ryan T. Hamilton
	Title:	Assistant Vice President

The Huntington National Bank

By	/s/ John D. Whetstone
	Name:	John D. Whetstone
	Title:	Vice President

Fifth Third Bank

By	/s/ Megan S. Szewc
	Name:	Megan S. Szewc
	Title:	Vice President

Fifth Third Bank, operating through its Canadian Branch

By	/s/ Ramin Ganjavi
	Name:	Ramin Ganjavi
	Title:	Director

COMPASS BANK

By	/s/ Jay Garcia
	Name:	Jay Garcia
	Title:	Senior Vice President

BANK OF MONTREAL – CHICAGO BRANCH

By	/s/ Kara Goodwin
	Name:	Kara Goodwin
	Title:	Managing Director

BANK OF MONTREAL

By	/s/ Sean P. Gallaway
	Name:	Sean P. Gallaway
	Title:	Vice President

SUNTRUST BANK

By	/s/ Sandra M. Salazar
	Name:	Sandra M. Salazar
	Title:	Vice President

RB INTERNATIONAL FINANCE (USA) LLC

By	/s/ Christoph Hoedl
	Name:	Christoph Hoedl
	Title:	First Vice President

By	/s/ Shirley Ritch
	Name:	Shirley Ritch
	Title:	Group Vice President

RAIFFEISEN BANK INTERNATIONAL AG

By	/s/ Martina Soudek
	Name:	Martina Soudek
Title:

By	/s/ A. Wallner
	Name:	A. Wallner
Title:

U.S. BANK NATIONAL ASSOCIATION

By	/s/ Matthew Kasper
	Name:	Matthew Kasper
	Title:	Vice President

U.S. BANK, NATIONAL ASSOCIATION, CANADA BRANCH

By	/s/ John P. Rehob
	Name:	John P. Rehob
	Title:	Principal Officer

CAPITAL ONE BUSINESS CREDIT CORP.

By	/s/ Ron Walker
	Name:	Ron Walker
	Title:	Senior Vice President

Goldman Sachs Lending Partners LLC

By	/s/ Michelle Latzoni
	Name:	Michelle Latzoni
	Title:	Authorized Signatory

GOLDMAN SACH BANK USA

By	/s/ Michelle Latzoni
	Name:	Michelle Latzoni
	Title:	Authorized Signatory

Goldman Sachs International Bank

By	/s/ George Kevin
	Name:	George Kevin
	Title:	Authorised Signatory

BARCLAYS BANK PLC

By	/s/ Marguerite Sutton
	Name:	Marguerite Sutton
	Title:	Vice President

Siemens Financial Services, Inc.

By	/s/ John Finore
	Name:	John Finore
	Title:	Vice President

By	/s/ Uri Sky
	Name:	Uri Sky
	Title:	VP

AMALGAMATED BANK

By	/s/ Michael LaManes
	Name:	Michael LaManes
	Title:	First Vice President

First Merit Bank N.A.

By	/s/ John Zimbo
	Name:	John Zimbo
	Title:	Vice President

Morgan Stanley Bank NA

By	/s/ Christopher Winthrop
	Name:	Christopher Winthrop
	Title:	Authorized Signatory